Exhibit 10.22

WORKERS COMPENSATION BOARD OF INDIANA
402 WEST WASHINGTON STREET ROOM ill 196
INDIANAPOLIS, IN 46204–2753

SURETY BOND

Bond Number 08167818

KNOW ALL MEN BE THESE PRESENTS THAT WE LABOR READY-  -MID-ATLANTIC III, LP, an Washington Corporation with principal place of business in the City of Tacoma,State of Washington, as Principal, and FIDELITY AND DEPOSIT COMPANY OF MARYLAND an Maryland corporation, authorized to do business in Indiana, as Surety, and held firmly bound unto the State of Indiana for the use and benefit of all employees of the Principal and person who may be entitled to medical treatment or compensation under the Worker's Compensation and Occupational Diseases Acts ("the Acts") of the State of Indiana, in the sum of Five Hundred Thousand––––––– dollars ($ 500,000.00 –––––––– ),lawful money of the United States, for the payment of which sum we bind ourselves, our successors and assigns, jointly and severally firmly by these presents.

WHEREAS, the principal has been granted the privilege of self-insuring its workers' compensation liabilities under the Acts, as amended,

WHEREAS, the principal, by virtue of said self-insurer status, has undertaken to pay employees all compensation, benefits and payments that are due, or which may become due, then under the terms of the Acts, as amended, on account of occupational disease, injury or death, with a personal injury date that occurs while it is self-insured.

NOW, THEREFORE, the condition of this obligation is such that if the principal, its heirs, executors, administrators (or its successors and assigns in case of a corporation), shall well and truly discharge and pay all compensation and all other benefits or payments for which it is liable, or may become liable under the said Act on account of injury, disease or death with a personal injury date that occurs during the effective period of this bond, then this obligation shall be void, otherwise it shall remain in full force and effect.

THE CONDITION OF THE FOREGOING OBLIGATION IS SUCH that the following conditions shall also apply to this surety bond:

1) The Surety does, by these presents, undertake and agree that the obligation of this bond shall cover and extend to all past, present, existing and potential liability of said Principal, as a self-insurer, to the extent of the penal sum herein named, without regard to specific injuries, date(s) of injuries, happenings or events.

2) This bond shall be continuous in form and shall remain in full force and effect unless terminated in the manner hereinafter provided.

3) In the event said Principal shall fail to pay any award or awards which shall be rendered against it by the Worker's Compensation Board of Indiana ("Board") with thirty (30) days after the same becomes, or became, final, the Surety shall forthwith pay, to the extent of it liability under this bond, said award or awards, to the entitled thereto upon the order of the Board.

4) If the said Principal shall suspend payment or shall become insolvent or a receiver shall be appointed for its business, the undersigned Surety will pay said award(s), to the extent of its liability, under this bond, before the expiration of thirty (30) days after the same becomes, or became, final, without regard to any proceedings for liquidation of said Principal.

5) The undersigned are held and firmly bound for the payment of all legal costs, including reasonable attorney fees incurred in all or any actions in proceedings taken to enforce payment of this bond, or payments of any award or judgment rendered against the undersigned Surety, on account of the execution by it of this bond.

PROVIDED, the Surety herein, by and in the execution of this bond, does hereby recognize that said bond is a direct financial guarantee to and for the benefit of all unknown and unnamed employees of the Principal in connection with the Indiana Worker's Compensation and Occupational Disease Acts only.

IT IS FURTHER AGREED AND STIPULATED that this Bond may be cancelled at any time by the surety upon giving 60 days notice to the principal herein and to the Board, in which event the liabilities of the surety shall, at the expiration of said 60 days, cease and terminate, except as to such liabilities of the principal with a personal injury date of disablement that occurred during the effective period of the bond and prior to the expiration of said 60 days.

This Bond shall be effective until July 31, 2001, or until canceled.

IN WITNESS WHEREOF, the said Principal has caused these presents to be executed by the signature of its President and attested by its Secretary and said Surety has likewise caused these presents to be executed by the signature of its Attorney-in-Fact and has caused its corporate name and seal to be attested by the signature of Sue Wood its Attorney-in-Fact

            PROVIDED FURTHER, this Bond shall be effective as of the 12th day of July 2000

Signed, sealed and delivered this 12th day of July 2000

LABOR READY MID-ATLANTIC III, LP FOR PRINCIPAL:

/s/ Joseph P. Sambataro
Joseph P. Sambataro
(Printed Name)
President
Title

ATTEST:

/s/ Ronald L. Junck
Ronald L. Junck
(Printed Name)
Secretary
(Title)

ATTEST:

/s/ Sue Wood
Sue Wood
(Printed Name)
Attorney-in-Fact
(Title)